MERRILL LYNCH
PACIFIC FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

For the quarter ended June 30, 1998, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -8.23%, -8.46%, -8.44% and -8.23%, respectively, outperforming the -12.35% total return for the unmanaged Benchmark Index of Pacific Basin stock markets. The Fund's outperformance relative to the Benchmark Index was attributable to our underweighting in Southeast Asian stock markets and hedging the Fund's yen exposure back to the US dollar. Fund holdings performed slightly worse than their respective local markets during the quarter. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

Unsettled Conditions Prevail in Asia
Economic and stock market conditions in Asia remain unsettled.
Outside of Japan, Asian stock prices plummeted at the beginning of 1998 only to appreciate substantially soon thereafter.
Unfortunately, the rally proved short-lived and these stock markets again depreciated, as did most Asian currencies.

Typically, our analysis does not focus on macroeconomic issues. However, the general economic malaise in Asia is so pervasive that it warrants comment. The value of companies bears a strong relationship to the economic value they create, normally quantified in measures such as net income or cashflows. Asian companies currently find themselves in the position of being unable to create much value in such a bleak macroeconomic environment.

For example, private consumption in Japan has been weak for years and appears likely to remain so, even though interest rates are at extremely low levels. Japan's economy is not reviving, and is not likely to recover just because interest rates are low, since individuals are not inclined to do anything with any extra money they may have other than save. Consumption is low because people are not confident in the future. Moreover, since Japan still has a large current account surplus (largely because of a large trade surplus), these assets appear to be recycled into buying US equity and fixed-income securities. This is not surprising considering Japanese demographics (a rapidly aging population with insufficient public and private pension assets), a history of poor returns in domestic equity investments, and the very low interest rates available on yen-denominated fixed-income securities. In addition, Japanese people are worried about their continued employment prospects and future salary increases. Clearly, this is not an environment in which consumption is likely to increase.

Japan's lackluster rate of consumption is important because not only is consumption the largest component of the country's gross domestic product (GDP), it also has a material effect on the business prospects of many Asian companies based outside of Japan. However, the problems of Asia's largest economy and their impact on the rest of the region go beyond consumption. As has been well documented in the press, many Japanese banks are in very fragile financial condition. Since Japanese banks have excessive non-performing and bad loans, they have become increasingly hesitant to extend credit to potential borrowers. In the meantime, the Japanese government continues to struggle with bank rescue packages (some of which will close certain banks). The unwillingness to lend on the part of Japanese banks is creating problems in the rest of Asia as well as in Japan. The banks spent much of the past decade establishing themselves as active and aggressive lenders. Therefore, the drying up of liquidity is not only affecting Japan but also the rest of Asia. Property and stock prices are declining and confidence is eroding. UK banks are also pulling back their lending activities in Southeast Asia (particularly Hong Kong) which is exacerbating the problem.

Since the yen had been depreciating, Asian economies outside of Japan faced significant competitive pressures on the trade front. However, most of the other Asian currencies have collapsed relative to the US dollar over the past year, and have even materially depreciated against the weak yen. Unfortunately, the economies, stock markets, and borrowing abilities of these countries have also collapsed. Although some of these countries have significant export sectors, they also have a need for products that must be paid for in US dollars and, more critically, they have extensive US dollar-denominated debt. With the substantial devaluation of their currencies, these countries cannot service their debt. The two countries that were hit hardest were Indonesia and Korea.



Merrill Lynch Pacific Fund, Inc.
June 30, 1998



Unfortunately, the problems in Asia do not appear to be completely behind us. The United States and The People's Republic of China have been pushing a plan to get the Japanese government to implement internal changes that would hopefully stabilize the region. The plan is for Japan to institute permanent income tax and consumption tax cuts as well as a viable plan to deal with the non-performing loans plaguing Japanese banks. The belief is if all of these changes are implemented, Japan's currency should stabilize (and potentially appreciate) relative to the US dollar, and Japan's GDP should begin to grow again, led by domestic consumption. This renewed growth in Japan would function as a catalyst to help restore both stability and growth to the rest of Asia. Japan would function as the locomotive for growth in a revitalized Asia. So far, the Japanese government has not shown the resolve to implement such a plan.

Over the longer term, we believe that Asian countries and companies possess many valuable attributes. Many of these economies have hard-working and well-educated workforces, and economic progress will eventually occur. Furthermore, we remain positive on the long-term prospects for Merrill Lynch Pacific Fund investments. They appear to represent good investment value, and in our view have less downside risk than Japanese stocks in general, even in the very weak Japanese economic environment.

Corporate Japan Shows Little Change
For us to become very positive for the longer-term prospects for Japanese stocks in general, we continue to await some real signs that corporate managements are making decisions that benefit their shareholders. In past letters to our shareholders, we expressed our hope that a confluence of factors would benefit Japanese stocks over the longer term:

* Japanese companies would recognize the enormity of the pension liabilities that have resulted because pension funds have not earned competitive investment returns.

* These same companies would realize that in order to meet these obligations they would have to ensure that their pension funds were competently managed.

* Competent pension fund management would take the form of portfolio managers seeking to invest in companies that exhibit attractive profitability characteristics (good operating margins, reasonable sales growth, appropriate returns on invested capital, sound capital structures, and so forth) and are reasonably valued in relation to their profitability.

As this process continued, we reasoned, it would inevitably lead Japanese corporate managements to make decisions that would benefit their shareholders. However, we have yet to see meaningful progress in this area, although more Japanese corporations are discussing shareholder-oriented initiatives such as share buybacks and controlling costs. To date, such initiatives appear to be more form than substance, in our view. Nevertheless, we remain hopeful that more Japanese corporations will eventually make decisions that benefit their shareholders. Perhaps the recent defeat of the Liberal Democratic Party in the Japanese elections--which forced the resignation of Prime Minister Hashimoto--will signal the beginning of an era of reform in Japan. No matter how positive the long-term implications of such a shift, it seems likely that in the near term political uncertainty in Japan may translate into further economic uncertainty for Asia as a whole. At this time, the surprise defeat of the ruling political party in the largest, most important economy in Asia--just when the rest of Asia is looking to Japan for leadership--could be regarded as another negative development, even if it is ultimately good for the region.

Nonetheless, the attractive valuations--especially price/book value, price/net current asset, and enterprise value/earnings before interest, taxes, depreciation and amortization--make us believe that while the macroeconomic environment looks bleak, current valuations largely reflect the difficulties of the current environment. Many Asian stocks (including Japanese stocks) are inexpensive to very inexpensive on conventional valuation measures, and therefore have the prospect for good "snap back" performance.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



August 11, 1998




Merrill Lynch Pacific Fund, Inc.
June 30, 1998




PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                        Market Performance             Market Capitalization
                                                                 In Local Currency/In US Dollars          (as of 3/31/98)
                                                                   3 Month            12 Month      In US Dollars  % of Total
                                                                   % Change           % Change        (Billions)    (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*      - 8.23%            -21.45%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*      - 8.46             -22.26(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*      - 8.44             -22.24(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*      - 8.23             -21.62(4)
Market-Weighted Index**                                             -10.94             -37.23
Benchmark Index***                                                  -12.35             -37.80
  Japan                                                          - 1.70/-5.60      -20.82/-34.59        $2,242        69.8%
  Australia                                                      - 2.76/-8.96      - 2.11/-19.09           316         9.8
  Hong Kong                                                      -25.83/-25.83     -43.78/-43.79           412        12.8
  Malaysia                                                       -36.67/-44.51     -57.71/-74.23           123         3.8
  Singapore                                                      -25.64/-28.96     -32.82/-43.13           107         3.4
  Thailand                                                       -41.77/-45.91     -49.30/-68.92            12         0.4


(1)Percent change includes reinvestment of $1.000 per share ordinary income dividends and $2.206 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.740 per share ordinary income dividends and $2.206 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.756 per share ordinary income dividends and $2.206 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.940 per share ordinary income dividends and $2.206 per share capital gains distributions.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index represents the market-weighted, US dollar-denominated percentage change in each of the individual country indexes as shown in the table (which exclude dividends), using Morgan Stanley Capital International data. March 31, 1998 market weights are used for the 3-month results, and June 30, 1997 market weights are used for the 12-month results.
***Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Tokyo Stock Exchange Index, 7% Australia All Ordinaries Index, 14% Hang Seng Index (Hong Kong), 5% Kuala Lumpur Stock Exchange Composite Index (Malaysia), 4% DBS 50 Index (Singapore), and 2% SET (Thailand). The Benchmark Index represents the percentage change in each of these indexes in US dollar terms (excluding dividends), multiplied by the market weights shown.



Merrill Lynch Pacific Fund, Inc.
June 30, 1998



PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $17,136.77 on June 30, 1998



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        -21.45%        -25.57%
Five Years Ended 6/30/98                  + 3.74         + 2.63
Ten Years Ended 6/30/98                   + 6.98         + 6.41

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        -22.26%        -24.88%
Five Years Ended 6/30/98                  + 2.67         + 2.67
Inception (10/21/88) through 6/30/98      + 5.63         + 5.63

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/98                        -22.24%        -22.89%
Inception (10/21/94)
through 6/30/98                           - 0.34         - 0.34

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        -21.62%        -25.73%
Inception (10/21/94)
through 6/30/98                           + 0.45         - 1.01

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Pacific Fund, Inc.
June 30, 1998


SCHEDULE OF INVESTMENTS
                        Shares Held/                                                                     Value      Percent of
Industry                Face Amount                 Investments                           Cost         (Note 1a)    Net Assets

Japanese Securities
Automobile                3,538,000    Suzuki Motor Corp.                            $   39,518,483   $   32,170,600    2.5%

Beverage                    380,000    Chukyo Coca-Cola Bottling Co., Ltd.                5,420,506        3,126,218    0.2
                            424,000    Hokkaido Coca-Cola Bottling Co., Ltd.              6,399,350        4,589,738    0.4
                            386,000    Kinki Coca-Cola Bottling Co., Ltd.                 7,430,096        4,679,801    0.4
                            476,000    Mikuni Coca-Cola Bottling Co., Ltd.                8,487,431        8,175,507    0.6
                            517,000    Sanyo Coca-Cola Bottling Co., Ltd.                 7,028,799        5,566,602    0.4
                                                                                     --------------   --------------  ------
                                                                                         34,766,182       26,137,866    2.0

Capital Goods               931,000    Mitsubishi Heavy Industries, Ltd.                  5,514,579        3,520,560    0.3

Chemicals                 2,204,000    Shin-Etsu Chemical Co., Ltd.                      42,829,588       38,172,765    3.0

Consumer           YEN  409,000,000    Matsushita Electric Works, Ltd.--C.E.W.
Electronics                            #8, 2.70% due 5/31/2002 (Convertible)              4,543,869        3,748,503    0.3
                            547,500    Sony Corporation                                  50,737,723       47,215,306    3.7
                                                                                     --------------   --------------  ------
                                                                                         55,281,592       50,963,809    4.0

Containers                1,766,000    Toyo Seikan Kaisha, Ltd.                          49,371,128       21,665,584    1.7

Electric                  1,887,000    Chudenko Corp.                                    55,433,121       39,423,144    3.1
Construction              3,141,000    Kinden Corp.                                      50,306,149       38,080,970    3.0
                          1,232,000    Taihei Dengyo Kaisha, Ltd.                        24,789,475        4,712,131    0.3
                                                                                     --------------   --------------  ------
                                                                                        130,528,745       82,216,245    6.4

Electric Equipment        2,104,000    Murata Manufacturing Co., Ltd.                    76,957,866       68,326,478    5.3
                          3,910,000    NEC Corporation                                   56,508,104       36,484,304    2.9
                            440,000    Rohm Co., Ltd.                                    24,387,301       45,247,889    3.5
                                                                                     --------------   --------------  ------
                                                                                        157,853,271      150,058,671   11.7

Office Equipment          3,293,000    Canon, Inc.                                       58,843,215       74,857,112    5.8

Pharmaceuticals           1,411,000    Sankyo Co., Ltd.                                  32,671,343       32,176,950    2.5
                          2,418,000    Yamanouchi Pharmaceutical Co., Ltd.               61,660,320       50,429,530    3.9
                                                                                     --------------   --------------  ------
                                                                                         94,331,663       82,606,480    6.4

Property & Casualty       8,790,000    Dai-Tokyo Fire & Marine Insurance Co., Ltd.       53,840,330       30,638,450    2.4
Insurance                 4,492,000    Fuji Fire & Marine Insurance Co., Ltd.            16,261,457       10,178,884    0.8
                          7,539,000    Koa Fire & Marine Insurance Co., Ltd.             45,292,612       29,052,652    2.3
                          8,191,000    Nichido Fire & Marine Insurance Co., Ltd.         46,307,188       42,855,416    3.3
                          8,062,000    Sumitomo Marine & Fire Insurance Co., Ltd.        67,721,997       45,147,665    3.5
                          4,662,000    Tokio Marine & Fire Insurance Co., Ltd.           46,990,608       47,975,839    3.7
                                                                                     --------------   --------------  ------
                                                                                        276,414,192      205,848,906   16.0

Retailing                 1,012,000    Ito Yokado Co., Ltd.                              54,243,397       47,689,687    3.7
                            364,000    Sangetsu Co., Ltd.                                 8,382,717        4,702,028    0.4
                                                                                     --------------   --------------  ------
                                                                                         62,626,114       52,391,715    4.1

Tires & Rubber            1,741,000    Bridgestone Corporation                           30,050,264       41,210,074    3.2

                                       Total Investments in Japan                     1,037,929,016      861,820,387   67.1


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                           Shares                                                                        Value      Percent of
Industry                    Held                    Investments                           Cost         (Note 1a)    Net Assets

Australian Securities
Leisure                  14,055,889    Village Roadshow Ltd. 'A' (Preferred)         $   31,688,289   $   20,898,296    1.6%

Property                  3,888,584    Lend Lease Corp.                                  52,040,667       78,653,125    6.1

                                       Total Investments in Australia                    83,728,956       99,551,421    7.7


Hong Kong Securities

Banking                   2,215,228    HSBC Holdings plc                                 45,728,371       54,179,180    4.2

Conglomerates             8,703,035    Hutchison Whampoa Ltd.                            69,098,861       45,940,828    3.6

Property                  5,539,000    Cheung Kong (Holdings) Ltd.                       38,749,900       27,237,116    2.1

                                       Total Investments in Hong Kong                   153,577,132      127,357,124    9.9


Indian Securities

Banking                   3,257,000    Industrial Development Bank of India              11,173,586        4,981,747    0.4

Broadcast/Media             620,000  ++BITV                                               3,557,823                0    0.0

Diversified Mutual Fund   1,929,200  ++Master Plus                                        1,146,713          789,011    0.1

Financial Services           77,300    Housing Development Finance Corp. Ltd.             6,255,618        5,469,478    0.4

                                       Total Investments in India                        22,133,740       11,240,236    0.9


New Zealand Securities

Diversified              31,103,606    Guinness Peat Group plc                           20,761,901       23,218,717    1.8

                                       Total Investments in New Zealand                  20,761,901       23,218,717    1.8


Singaporean Securities

Banking                   4,988,000    Overseas Chinese Banking Corporation
                                       Ltd.--Foreign                                     26,771,711       16,986,082    1.3
                          6,835,000    United Overseas Bank Group--Foreign               34,826,458       21,251,851    1.7

                                       Total Investments in Singapore                    61,598,169       38,237,933    3.0


South Korean Securities

Banking                     462,360    Hana Bank (GDR)(a)                                 7,001,895        1,629,819    0.1

                                       Total Investments in South Korea                   7,001,895        1,629,819    0.1


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


SCHEDULE OF INVESTMENTS (concluded)
                           Shares                                                                        Value      Percent of
Industry                    Held                    Investments                           Cost         (Note 1a)    Net Assets

Thailand Securities
Broadcast/Media           2,192,000    BEC World Public Company Limited              $   17,579,558   $    8,466,730    0.6%

                                       Total Investments in Thailand                     17,579,558        8,466,730    0.6

                            Face
                           Amount

Short-Term Securities
Commercial Paper*   US$  63,905,000    General Motors Acceptance Corp.,
                                       6.50% due 7/01/1998                               63,905,000       63,905,000    5.0

                                       Total Investments in Short-Term Securities        63,905,000       63,905,000    5.0

                     Nominal Value                                                       Premium
                   Covered by Options                    Issue                             Paid

Currency Put Options Purchased
                    US$ 640,000,000    Japanese Yen, expiring December 1998
                                       at YEN 137                                        20,000,000       22,528,000    1.8
                        224,625,000    Japanese Yen, expiring February 1999
                                       at YEN 130.5                                       6,705,056       14,847,713    1.2


                                       Total Currency Put Options Purchased              26,705,056       37,375,713    3.0


                                       Total Investments                              1,494,920,423    1,272,803,080   99.1

                                                                                       Premiums
                                                                                       Received

Call Options Written
                            930,947    Mitsubishi Heavy Industries Call Option,
                                       expiring September 1998 at YEN 632.74               (233,935)         (34,935)   0.0

                                       Total Call Options Written                          (233,935)         (34,935)   0.0


Total Investments, Net of Options Written                                            $1,494,686,488    1,272,768,145   99.1
                                                                                     ==============
Unrealized Depreciation on Forward Foreign Exchange Contracts**                                             (670,391)  (0.1)

Other Assets Less Liabilities                                                                             12,389,113    1.0
                                                                                                      --------------  ------
Net Assets                                                                                            $1,284,486,867  100.0%
                                                                                                      ==============  ======

(a)Global Depositary Receipts (GDR).
 ++Non-income producing security.
  *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. **Forward foreign exchange contracts as of June 30, 1998 were as follows:


                               Expiration             Unrealized
   Foreign Currency Sold          Date               Depreciation

   HK$  683,843,567            October 1998         $  (670,391)

   Total Unrealized Depreciation on
   Forward Foreign Exchange Contracts
   (US$ Commitment--$86,530,973)                    $  (670,391)
                                                    ===========


See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1998
Assets:             Investments, at value (identified cost--$1,468,215,367) (Note 1a)                     $1,235,427,367
                    Options purchased, at value (premiums paid--$26,705,056)
                    (Notes 1a & 1b)                                                                           37,375,713
                    Foreign cash (Note 1c)                                                                    16,233,836
                    Cash                                                                                             826
                    Receivables:
                      Capital shares sold                                               $    2,448,584
                      Dividends                                                              1,078,569
                      Interest                                                                   6,091         3,533,244
                                                                                        --------------
                    Prepaid registration fees and other assets (Note 1f)                                          44,296
                                                                                                          --------------
                    Total assets                                                                           1,292,615,282
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$233,935)
                    (Notes 1a & 1b)                                                                               34,935
                    Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                          670,391
                    Payables:
                      Capital shares redeemed                                                4,885,985
                      Investment adviser (Note 2)                                              669,431
                      Distributor (Note 2)                                                     581,847         6,137,263
                                                                                        --------------
                    Accrued expenses and other liabilities                                                     1,285,826
                                                                                                          --------------
                    Total liabilities                                                                          8,128,415
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,284,486,867
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    3,232,782
                    Class B Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              3,624,460
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                378,872
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                620,849
                    Paid-in capital in excess of par                                                       1,492,188,039
                    Undistributed investment income--net                                                       2,013,595
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                     5,041,133
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                              (222,612,863)
                                                                                                          --------------
                    Net assets                                                                            $1,284,486,867
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $544,406,102 and 32,327,820 shares
                             outstanding                                                                  $        16.84
                                                                                                          ==============
                    Class B--Based on net assets of $576,408,631 and 36,244,595 shares
                             outstanding                                                                  $        15.90
                                                                                                          ==============
                    Class C--Based on net assets of $59,204,294 and 3,788,715 shares
                             outstanding                                                                  $        15.63
                                                                                                          ==============
                    Class D--Based on net assets of $104,467,840 and 6,208,489 shares
                             outstanding                                                                  $        16.83
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 1998
Investment          Dividends (net of $888,609 foreign withholding tax)                                   $   12,087,163
Income              Interest and discount earned (net of $4,157 foreign
(Notes 1d & 1e):    withholding tax)                                                                           1,083,319
                                                                                                          --------------
                    Total income                                                                              13,170,482
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                   $    4,579,659
                    Account maintenance and distribution fees--Class B (Note 2)              3,610,229
                    Transfer agent fees--Class B (Note 2)                                      845,524
                    Transfer agent fees--Class A (Note 2)                                      604,620
                    Custodian fees                                                             422,405
                    Account maintenance and distribution fees--Class C (Note 2)                360,642
                    Account maintenance fees--Class D (Note 2)                                 157,004
                    Printing and shareholder reports                                           143,843
                    Transfer agent fees--Class D (Note 2)                                      125,099
                    Transfer agent fees--Class C (Note 2)                                       86,689
                    Accounting services (Note 2)                                                65,174
                    Registration fees (Note 1f)                                                 60,855
                    Professional fees                                                           50,697
                    Directors' fees and expenses                                                19,332
                    Pricing fees                                                                 2,997
                    Other                                                                       22,118
                                                                                        --------------
                    Total expenses                                                                            11,156,887
                                                                                                          --------------
                    Investment income--net                                                                     2,013,595
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                     (24,076,521)
(Loss) on             Foreign currency transactions--net                                    67,674,096        43,597,575
Investments &                                                                           --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                     (24,471,155)
(Notes 1b, 1c,        Foreign currency transactions--net                                   (31,532,671)      (56,003,826)
1d & 3):                                                                                --------------    --------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (12,406,251)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (10,392,656)
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended     Year Ended
                                                                                            June 30,       December 31,
Increase (Decrease) in Net Assets:                                                            1998             1997
Operations:         Investment income (loss)--net                                       $    2,013,595    $   (5,278,859)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       43,597,575       212,231,176
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                     (56,003,826)     (339,605,598)
                                                                                        --------------    --------------
                    Net decrease in net assets resulting from operations                   (10,392,656)     (132,653,281)
                                                                                        --------------    --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                                       --       (27,000,302)
Shareholders          Class B                                                                       --       (31,032,915)
(Note 1g):            Class C                                                                       --        (3,030,621)
                      Class D                                                                       --        (5,689,871)
                    Realized gain on investments--net:
                      Class A                                                                       --       (60,379,477)
                      Class B                                                                       --       (94,138,978)
                      Class C                                                                       --        (8,987,943)
                      Class D                                                                       --       (13,553,109)
                                                                                        --------------    --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                                   --      (243,813,216)
                                                                                        --------------    --------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                    (210,734,409)     (213,542,368)
(Note 4):                                                                               --------------    --------------

Net Assets:         Total decrease in net assets                                          (221,127,065)     (590,008,865)
                    Beginning of period                                                  1,505,613,932     2,095,622,797
                                                                                        --------------    --------------
                    End of period*                                                      $1,284,486,867    $1,505,613,932
                                                                                        ==============    ==============

                   *Undistributed investment income--net                                $    2,013,595    $           --
                                                                                        ==============    ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                       Class A++
                                                                For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.           Ended
                                                                June 30,          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           1998       1997        1996         1995        1994
Per Share           Net asset value, beginning of period     $    16.97  $    21.58  $    22.16  $    21.12   $    21.21
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .08         .08         .11         .11          .10
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              (.21)      (1.48)       1.21        1.61          .50
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               (.13)      (1.40)       1.32        1.72          .60
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      In excess of investment income--net            --        (.99)      (1.22)         --         (.22)
                      Realized gain on investments--net              --       (2.22)       (.68)       (.55)        (.33)
                      In excess of realized gain on
                      investments--net                               --          --          --        (.13)        (.14)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --       (3.21)      (1.90)       (.68)        (.69)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    16.84   $   16.97  $    21.58  $    22.16   $    21.12
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            (.77%)+++  (6.35%)      6.09%       8.20%        2.90%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .90%*       .87%        .87%        .93%         .91%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .86%*       .37%        .47%        .53%         .47%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  544,406  $  537,671  $  642,523  $  607,598   $  587,107
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            7.92%      19.69%      10.65%      26.73%       23.84%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                       Class B++
                                                                For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.           Ended
                                                               June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           1998       1997        1996        1995         1994
Per Share           Net asset value, beginning of period     $    16.11  $    20.59  $    21.22  $    20.27   $    20.41
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment loss--net                           (.02)       (.14)       (.13)       (.10)        (.12)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              (.19)      (1.39)       1.17        1.53          .49
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               (.21)      (1.53)       1.04        1.43          .37
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      In excess of investment income--net            --        (.73)       (.99)         --         (.04)
                      Realized gain on investments--net              --       (2.22)       (.68)       (.38)        (.33)
                      In excess of realized gain on
                      investments--net                               --          --          --        (.10)        (.14)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --       (2.95)      (1.67)       (.48)        (.51)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    15.90  $    16.11  $    20.59  $    21.22   $    20.27
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (1.30%)+++  (7.31%)      5.00%       7.10%        1.87%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.94%*      1.90%       1.90%       1.96%        1.94%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                          (.24%)*     (.66%)      (.56%)      (.50%)       (.56%)
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  576,409  $  775,068  $1,217,549  $1,041,763   $  915,351
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            7.92%      19.69%      10.65%      26.73%       23.84%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                     Class C++++
                                                                                                                For the
                                                                For the                                          Period
The following per share data and ratios have been derived      Six Months                                       Oct. 21,
from information provided in the financial statements.           Ended             For the Year Ended          1994++ to
                                                                June 30,              December 31,              Dec. 31,
Increase (Decrease) in Net Asset Value:                           1998        1997        1996       1995         1994
Per Share           Net asset  value, beginning of period    $    15.83  $    20.30  $    20.97  $    20.12   $    21.67
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment loss--net                           (.02)       (.14)       (.13)       (.12)        (.03)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              (.18)      (1.36)       1.16        1.53         (.86)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               (.20)      (1.50)       1.03        1.41         (.89)
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      In excess of investment income--net            --        (.75)      (1.02)         --         (.19)
                      Realized gain on investments--net              --       (2.22)       (.68)       (.45)        (.33)
                      In excess of realized gain on
                      investments--net                               --          --          --        (.11)        (.14)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --       (2.97)      (1.70)       (.56)        (.66)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    15.63  $    15.83  $    20.30  $    20.97   $    20.12
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (1.26%)+++  (7.28%)      5.00%       7.07%       (4.04%)+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.94%*      1.90%       1.91%       1.97%        2.17%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                          (.23%)*     (.67%)      (.58%)      (.59%)       (.79%)*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands) $   59,204  $   73,656  $   98,925  $   46,092   $    7,841
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            7.92%      19.69%      10.65%      26.73%       23.84%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                       Class D++++
                                                                                                                For the
                                                                For the                                          Period
The following per share data and ratios have been derived      Six Months                                       Oct. 21,
from information provided in the financial statements.           Ended             For the Year Ended          1994++ to
                                                                June 30,              December 31,              Dec. 31,
Increase (Decrease) in Net Asset Value:                          1998        1997        1996         1995        1994
Per Share           Net asset  value, beginning of period    $    16.98  $    21.57  $    22.14  $    21.11   $    22.70
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .05         .03         .04         .07           --
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              (.20)      (1.47)       1.23        1.60         (.91)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               (.15)      (1.44)       1.27        1.67         (.91)
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      In excess of investment income--net            --        (.93)      (1.16)         --         (.21)
                      Realized gain on investments--net              --       (2.22)       (.68)       (.51)        (.33)
                      In excess of realized gain on
                      investments--net                               --          --          --        (.13)        (.14)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --       (3.15)      (1.84)       (.64)        (.68)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    16.83  $    16.98  $    21.57  $    22.14   $    21.11
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            (.88%)+++  (6.55%)      5.84%       7.95%       (3.93%)+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.15%*      1.12%       1.12%       1.18%        1.42%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .58%*       .11%        .16%        .31%         .12%*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands) $  104,468  $  119,219  $  136,626  $   97,946   $   22,012
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            7.92%      19.69%      10.65%      26.73%       23.84%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


NOTES TO FINANCIAL STATEMENTS (continued)

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60% of the average daily net assets of the Fund.


Merrill Lynch Pacific Fund, Inc.
June 30, 1998


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                               $ 2,799       $ 23,866
Class D                               $19,893       $149,044


For the six months ended June 30, 1998, MLPF&S received contingent deferred sales charges of $1,379,381 and $29,582 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $105,225 and $50,000 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $63,120 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $114,266,331 and $323,950,652, respectively.

Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:


                                  Realized        Unrealized
                               Gains (Losses)   Gains (Losses)
Investments:
  Long-term                    $  (24,756,753)  $ (232,788,000)
  Options written                     680,232          199,000
                               --------------   --------------
Total investments                 (24,076,521)    (232,589,000)
                               --------------   --------------
Currency transactions:
  Options purchased                17,606,185       10,670,657
  Foreign currency
  transactions                     50,067,911          (24,129)
  Forward foreign
  exchange contracts                       --         (670,391)
                               --------------   --------------
Total currency
transactions                       67,674,096        9,976,137
                               --------------   --------------
Total                          $   43,597,575   $ (222,612,863)
                               ==============   ==============


As of June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $232,589,000, of which $86,738,611 related to appreciated securities and $319,327,611 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $1,468,215,367.

Transactions in options written for the six months ended June 30, 1998 were as follows:


                                  Nominal Value
                                    Covered by      Premiums
Call Options Written                 Options        Received

Outstanding call options
written, beginning of
period                                     --               --
Options written                     5,294,441   $      914,167
Options expired                    (4,363,494)        (680,232)
                               --------------   --------------
Outstanding call options
written, end of period                930,947   $      233,935
                               ==============   ==============



Merrill Lynch Pacific Fund, Inc.
June 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $210,734,409 and $213,542,368 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                        13,528,471   $  245,893,394
Shares redeemed                   (12,885,783)    (229,753,634)
                               --------------   --------------
Net increase                          642,688   $   16,139,760
                               ==============   ==============


Class A Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                        14,127,645   $  327,775,139
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       4,661,662       78,315,908
                               --------------   --------------
Total issued                       18,789,307      406,091,047
Shares redeemed                   (16,882,980)    (377,134,106)
                               --------------   --------------
Net increase                        1,906,327   $   28,956,941
                               ==============   ==============


Class B Shares for the Six Months                   Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         4,398,155   $   74,245,023
Automatic conversion of
shares                               (604,876)      (9,982,423)
Shares redeemed                   (15,667,594)    (261,619,807)
                               --------------   --------------
Net decrease                      (11,874,315)  $ (197,357,207)
                               ==============   ==============


Class B Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                        14,830,822   $  331,048,648
Shares issued to
shareholders in reinvest-
ment of dividends
and distributions                   6,717,128      107,138,188
                               --------------   --------------
Total issued                       21,547,950      438,186,836
Automatic conversion of
shares                               (811,495)     (17,665,750)
Shares redeemed                   (31,761,943)    (669,542,234)
                               --------------   --------------
Net decrease                      (11,025,488)  $ (249,021,148)
                               ==============   ==============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         2,119,723   $   34,987,331
Shares redeemed                    (2,984,665)     (49,077,993)
                               --------------   --------------
Net decrease                         (864,942)  $  (14,090,662)
                               ==============   ==============


Class C Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         6,025,528   $  129,855,715
Shares issued to
shareholders in reinvest-
ment of dividends and
distributions                         670,250       10,502,817
                               --------------   --------------
Total issued                        6,695,778      140,358,532
Shares redeemed                    (6,914,495)    (146,099,256)
                               --------------   --------------
Net decrease                         (218,717)  $   (5,740,724)
                               ==============   ==============


Class D Shares for the Six Months                   Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         4,844,698   $   84,721,914
Automatic conversion of
shares                                572,922        9,982,423
                               --------------   --------------
Total issued                        5,417,620       94,704,337
Shares redeemed                    (6,232,165)    (110,130,637)
                               --------------   --------------
Net decrease                         (814,545)  $  (15,426,300)
                               ==============   ==============


Class D Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         6,780,045   $  155,519,039
Shares issued to
shareholders in reinvest-
ment of dividends and
distributions                       1,008,234       16,948,419
Automatic conversion of
shares                                771,378       17,665,750
                               --------------   --------------
Total issued                        8,559,657      190,133,208
Shares redeemed                    (7,870,337)    (177,870,645)
                               --------------   --------------
Net increase                          689,320   $   12,262,563
                               ==============   ==============



Merrill Lynch Pacific Fund, Inc.
June 30, 1998



PORTFOLIO INFORMATION


For the Quarter Ended June 30, 1998

                                        Percent of
Ten Largest Equity Holdings             Net Assets

Lend Lease Corp.                            6.1%
Canon Inc.                                  5.8
Murata Manufacturing Co., Ltd.              5.3
HSBC Holdings plc                           4.2
Yamanouchi Pharmaceutical Co., Ltd.         3.9
Tokio Marine & Fire Insurance Co., Ltd.     3.7
Ito Yokado Co., Ltd.                        3.7
Sony Corporation                            3.7
Hutchison Whampoa Ltd.                      3.6
Rohm Co., Ltd.                              3.5


                                        Percent of
Ten Largest Industries                  Net Assets

Property & Casualty Insurance              16.0%
Electric Equipment                         11.7
Property                                    8.2
Banking                                     7.7
Pharmaceuticals                             6.4
Electric Construction                       6.4
Office Equipment                            5.8
Retailing                                   4.1
Consumer Electronics                        4.0
Conglomerates                               3.6



Deletions (Equity Investments)

C.P. Pokphand Co. Ltd. (Ordinary)
Coca-Cola Amatil, Ltd.
P.T. Kalbe Farma



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863